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                                                                    Exhibit 10.1


                         FORM OF AMENDED AND RESTATED
                         ----------------------------
                     NON-RECOURSE SECURED PROMISSORY NOTE
                     ------------------------------------
                                   ("Note")
                                     ----
                              Due October 1, 2004


[Amount]


     FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay
                                               --------
to the order of Insight Communications Company, Inc., a Delaware corporation, or its successor (the "Lender"), the principal sum of ____________ ($______) in
                    ------
lawful money of the United States of America on October 1, 2004 (the "Maturity Date"), and to pay interest at a rate of 5.07% per annum (the "Interest Rate")
                                                               -------------
on the unpaid principal amount hereof from time to time outstanding from and after the date of this Note until the entire principal amount hereof has been paid in full, payable in arrears commencing October 1, 2001 and on each anniversary thereof in each year thereafter (each an "Interest Payment Date").
                                                      ---------------------

     Reference is hereby made to that certain Non-Recourse Secured Promissory Note, dated as of October 1, 1999, made by the Borrower to the order of the Lender (the "1999 Note"). The Borrower and the Lender hereby agree that the terms of the 1999 Note, including Borrower's obligation to pay to Lender the principal sum of $______________, shall be amended and restated as set forth herein. The Borrower and the Lender hereby further agree that the accrued and unpaid interest due under the 1999 Note through the date hereof in the amount of $___________, a portion of which became due and payable on October 1, 2000, shall be treated as accrued and unpaid interest under this Note and shall be subject to the terms of this Note.

     Reference also is made to that certain Pledge Agreement, dated as of October 1, 1999 between the Borrower and the Lender (the "Pledge Agreement"),
                                                          ----------------
pursuant to which the Borrower has pledged certain securities (the "Pledged Shares") to the Lender to secure payment of the 1999 Note, reference to which is made for a description of the entire collateral provided thereby (the "Pledged
                                                                       -------
Collateral") and the rights of the Lender in respect of the Pledged Collateral.
----------
The Borrower hereby confirms the continuing security interest with respect thereto conferred by the Pledge Agreement, and confirms that the Pledge Agreement shall remain unchanged and in full force and effect.

     The Borrower shall not have any personal liability of any kind for the repayment of the indebtedness evidenced by this Note or for any claim of any kind based thereon or relating thereto, and the Lender shall be entitled to and shall look solely to the Pledged Collateral as its sole and exclusive remedy, including any cash or non-cash proceeds therefrom, for the repayment of the indebtedness evidenced by this Note and any other claim of any kind relating thereto or to the Pledge Agreement or arising hereunder or thereunder.

     This Note is subject to the following further terms and conditions:

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     1.   Mandatory Prepayments.
          ---------------------

          (a) The outstanding principal of this Note shall be mandatorily prepaid, together with accrued and unpaid interest thereon, (i) upon the sale of any of the Pledged Shares, other than pursuant to (A) a "Permitted Sale" (as defined below) or (B) a "Qualifying Sale" under Section 2 hereof, to the extent of the "Net Proceeds" of such sale, and (ii) upon the payment of any cash distributions or cash dividends with respect to any Pledged Shares, to the extent of the "Net Distribution" of such distribution. "Net Proceeds" shall mean the proceeds of the sale of any of the Pledged Shares after deduction for (i) all expenses paid or payable in connection with such sale, and (ii) any taxes payable with respect to such sale. "Net Distribution" shall mean the amount of the cash distribution or cash dividends after deduction for any taxes payable with respect to such cash distributions or cash dividends.

          (b) The Borrower may dispose of a portion of the Pledged Shares (a "Permitted Sale") and not be required to use the Net Proceeds to prepay principal of this Note, to the extent that, immediately after giving effect to such Permitted Sale, the fair market value of the remaining Pledged Shares is equal to or greater than 200% of the principal amount that remains due under this Note. The Lender shall release from the Pledged Collateral, free and clear of the Lender's security interest therein, that number of Pledged Shares (the "Released Shares") to be disposed of by the Borrower in connection with any Permitted Sale. The Lender shall acknowledge such release by amending Attachment I to the Pledge Agreement to remove such Released Shares from the definition of "Collateral" under the Pledge Agreement.

          (c) Any repayments made under this Section 1 shall be first applied to the payment of any unpaid and accrued interest and then to the payment of the principal amount outstanding hereunder.

          (d) Concurrently with any repayment of any portion of the principal amount of this Note pursuant to this Section 1 hereof, the Lender shall make a notation of such payment on the Loan and Repayment Schedule (as defined in Section 8 hereof).

          (e) Upon repayment of this Note in full, together with accrued interest thereon, this Note shall be cancelled by the Lender. Any principal and accrued interest which remains outstanding hereunder upon the sale of all of the Pledged Shares pursuant to this Section 1 (and upon prepayment of this Note as set forth in paragraph (a)) shall be forgiven by the Lender, but only to the extent that such sales were in bona fide arm's length transactions with third parties other than family members or Affiliates (as defined in the Pledge Agreement) and effected with the objective of maximizing the price obtained for the Pledged Shares sold.

     2.   Qualifying Sale.
          ---------------

          (a) In the event of a disposition of the Pledged Shares pursuant to a Qualifying Taxable Sale, (i) the Lender shall forgive the accrued and unpaid interest on the Note and that portion of the principal of this Note that represents the excess of the principal amount over the LTCG Amount, and (ii) within thirty days of the consummation of the Qualifying Taxable Sale, the Borrower shall mandatorily prepay the remaining principal of this Note. The

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LTCG Amount equals the excess of (x) the amount obtained by multiplying the amount realized by the Borrower in connection with the Qualifying Taxable Sale by the maximum federal and state long-term capital gains tax rate (the "Capital Gains Rate") over (y) the amount (positive or negative) obtained by multiplying the gain or loss "recognized" by the Borrower in connection with the Qualifying Taxable Sale (i.e., the amount realized less the Borrower's basis in the Pledged Shares) by the Capital Gains Rate.

          (b) In the event of a disposition of the Pledged Shares pursuant to a Qualifying Tax-Free Sale, (i) the Lender shall forgive the accrued and unpaid interest on the Note and that portion of the principal of this Note that represents the excess of the principal amount over fifty percent (50%) of the amount obtained by multiplying the amount realized by the Borrower in connection with the Qualifying Tax-Free Sale by the Capital Gains Rate, and (ii) within thirty days of the consummation of the Qualifying Tax-Free Sale, the Borrower shall mandatorily prepay the remaining principal of this Note.

          (c)  For purposes of this Note,

               (i) "Qualifying Sale" shall mean the occurrence of any of the following:

                   (A) the distribution of proceeds to the shareholders of the Lender in connection with the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Lender to any "person" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person");

                   (B) the liquidation or dissolution of the Lender;

                   (C) the disposition of the Pledged Shares in connection with the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the "beneficial owner" (as that term is defined Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Lender entitled to vote in the election of the Board of Directors of the Lender, measured by voting power rather than number of shares; or

                   (D) the Lender consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Lender, in any such event pursuant to a transaction in which the Pledged Shares are converted into or exchanged for cash, securities or other property, other than any such transaction where the voting securities of the Lender outstanding immediately prior to such transaction are converted into or exchanged for voting securities of the surviving or transferee Person constituting 50% or more of the combined voting power of the outstanding shares of such voting securities of such surviving or transferee

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Person (immediately after giving effect to such issuance).

               (ii) "Qualifying Taxable Sale" shall mean a Qualifying Sale, but only to the extent that the Borrower currently recognizes gain or loss.

               (iii) "Qualifying Tax-Free Sale" shall mean a Qualifying Sale, but only to the extent the Borrower does not currently recognize gain or loss.

          (d) In the event all or a portion of this Note is forgiven pursuant to this Section 2, Lender shall pay to the Borrower such additional compensation (the "Gross-Up Payment") as is necessary (after taking into account all federal, state, and local income taxes payable by the Borrower as a result of the receipt of such additional compensation) to place the Borrower in the same after-tax position the Borrower would have been in had no income resulted from the forgiveness of this Note. For purposes of determining the amount of the Gross-Up Payment, the Borrower shall be deemed to pay taxes at the highest marginal rate of taxation. Lender shall withhold from the Gross-Up Payment all federal, state, local and other taxes as shall be required by any law or governmental regulation or ruling.

     3.   Termination of Employment.
          -------------------------

          (a) The entire principal amount outstanding, and any accrued and unpaid interest, shall be due and payable on the earliest of (i) the Maturity Date, or (ii) except as set forth in Section 3(b), six months following the termination of the Borrower's employment.

          (b) In the event that the Borrower's employment with the Lender terminates by reason of death or permanent disability or the Borrower's employment is terminated other than for cause on or within one year after a "change in control" in which the Borrower did not sell, exchange or otherwise dispose of the Pledged Shares, the Lender shall forgive repayment of the entire principal amount outstanding, and any accrued and unpaid interest. In the event this Note is forgiven pursuant to this Section 3(b), Lender shall pay to the Borrower or his or her beneficiaries a Gross-Up Payment such that (after taking into account all federal, state, and local income taxes payable by the Borrower as a result of the receipt of such additional compensation) Borrower will be in the same after-tax position the Borrower would have been in had no income resulted from the forgiveness of this Note. For purposes of determining the amount of the Gross-Up Payment, the Borrower shall be deemed to pay taxes at the highest marginal rate of taxation. Lender shall withhold from the Gross-Up Payment all federal, state, local and other taxes as shall be required by any law or governmental regulation or ruling.

          (c)  For purposes of this Agreement, "change in control" means:

               (A) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person (other than Sidney R. Knafel, Michael S. Willner and Kim D. Kelly, or their Affiliates (as that term is used in the Pledge Agreement)) becomes the "beneficial owner" (as that term is defined Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that

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such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Lender entitled to vote in the election of the Board of Directors of the Lender, measured by voting power rather than number of shares; or

               (B) during any consecutive two-year period, the first day on which individuals who constituted the Board of Directors of the Lender as of the beginning of such two-year period (together with any new directors who were nominated for election or elected to such Board of Directors with the approval of a majority of the individuals who were members of such Board of Directors, or whose nomination or election was previously so approved at the beginning of such two-year period) cease to constitute a majority of the Board of Directors of the Lender.

     4.   Forgiveness of Interest.  The Lender may elect to forgive payment of
          -----------------------
accrued and unpaid interest then due on this Note provided the Borrower is employed by the Lender in good standing. The Borrower shall be employed in good standing to the extent determined by the management of the Company in its sole and absolute discretion and whose determination shall be final, binding and conclusive upon the parties hereto. In the event that any interest due on this
Note is forgiven pursuant to this Section 4, Lender shall pay to the Borrower a Gross-Up Payment such that (after taking into account all federal, state, and local income taxes payable by the Borrower as a result of the receipt of the Gross-Up Payment) Borrower will be in the same after-tax position the Borrower would have been in had no income resulted from the forgiveness of interest due on this Note. For purposes of determining the amount of the Gross-Up Payment, the Borrower shall be deemed to pay taxes at the highest marginal rate of taxation. Lender shall withhold from the Gross-Up Payment all federal, state, local and other taxes as shall be required by any law or governmental regulation or ruling. Notwithstanding the forgoing, if the Borrower realizes an actual tax benefit by reason of claiming a deduction for any interest forgiven pursuant to this Section 4, the Borrower shall repay to Lender the amount of any such benefit actually realized.

     5.   Payment and Prepayment.  All payments and prepayments of principal of
          ----------------------
and interest on this Note shall be made to the Lender in lawful money of the United States of America at the principal offices of the Lender or by transferring to the Lender shares of common stock of the Lender ("Shares"), including Pledged Shares, having a "Fair Market Value" on the day preceding the date of the transfer equal to the cash amount for which such Shares are substituted. The Borrower may, at the Borrower's option, prepay this Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the principal amount of this Note shall be accompanied by payment of all interest accrued but unpaid on the principal amount being prepaid. "Fair Market Value" shall mean on any date the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on

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such date, the Fair Market Value shall be the value established by the Board of
Directors of Lender in good faith.

     6.   Events of Default.  (x) Upon the failure of the Borrower to pay (a)
          -----------------
the principal on the Note when and as the same becomes due and payable, whether at maturity thereof, upon the occurrence of an event requiring mandatory prepayment under Section 1(a) hereof, or upon the Borrower's termination of employment requiring payment in full under Section 3(a) hereof, or (b) the interest on the Note when and as the same becomes due and payable, and such failure to pay principal or interest continues for ten (10) days, or (y) if the Borrower shall file a petition in bankruptcy or for an arrangement or any similar relief pursuant to Title 11 of the United States Code or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of all or any substantial part of the Borrower's property, or shall make a general assignment for the benefit of creditors, or shall admit in writing the Borrower's inability to pay the Borrower's debts generally as they become due, or shall take any action in furtherance of any of the foregoing and such event is not cured within 60 days (each of the events described in clauses (x) and (y) being referred to herein as an "Event of Default"), then, in any such event described in clause (x), the Lender may declare, by written notice of the Event of Default given to the Borrower, the entire principal amount of this Note to be forthwith due and payable, whereupon the entire principal amount of this Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived, and in any such event described in clause (y), the entire principal amount of this Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. If an Event of Default shall occur hereunder, the Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the Lender in the enforcement hereof.

     7.   Waiver.  No delay or failure by the Lender in the exercise of any
          ------
right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Lender hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

     8.   Loan and Repayment Schedule.  Annexed hereto and made a part hereof is
          ---------------------------
a schedule (the "Loan and Repayment Schedule") on which shall be shown all
                 ---------------------------
repayments of principal and accrued interest made by the Borrower to the Lender (including any interest forgiven by the Lender pursuant to Section 4 hereof) and other information provided for on such Loan and Repayment Schedule. The Borrower hereby appoints the Lender as its agent to make an appropriate notation on the Loan and Repayment Schedule (or on a continuation of such Loan and Repayment Schedule) evidencing the date and the amount of any principal repayment or interest payment made hereunder or other information provided for on the Loan and Repayment Schedule.

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     9.   Miscellaneous.
          -------------

          (a) The validity, performance and enforcement of this Note shall be governed by the laws of the State of New York, without giving effect to the principles of the conflicts of law thereof.

          (b) If the date set for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

          (c) All notices and other communications hereunder shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Lender at the address set forth below, and to the Borrower at such address as indicated in the Lender's records, or in either case at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when sent by facsimile (receipt confirmed), delivered personally, five days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Lender's address is:

                    Insight Communication Company, Inc.
                    810 7th Avenue, 41st Floor
                    New York, New York  10019
                    Attention:  General Counsel

          (d) The headings contained in this Note are inserted for reference only and shall not be deemed to constitute part of this Note or to affect the construction hereof.

          (e) Neither party may assign its rights or obligations under this Note without the prior written consent of the other party.

     IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of April 1, 2001.


                                         _______________________________
                                                [Name of Borrower]


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           LOAN AND REPAYMENT SCHEDULE TO THE SECURED PROMISSORY NOTE
           ----------------------------------------------------------

                                  Amount              Amount of Accrued
         Date               of Principal Paid           Interest Paid            Notation Made By
-------------------       --------------------      --------------------      ----------------------

_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________
_________________          _________________        __________________          _________________

NOTE:  Additional pages of this Loan and Repayment Schedule to Note may be
----
attached to the Note by the Lender as may be necessary to record the above information regarding each loan.

                                      -8-